CERTIFICATION PRUSUANT TO RULE 30a-
2(a) UNDER THE 1940 ACT AND SECTION
302 OF THE SARBANES-OXLEY ACT OF
2002

I, Lisa M. Jones, certify that:

1.	I have reviewed this report on Form N-CSR of
Pioneer High Income Trust;
2.	Based on my knowledge, this report does not
contain any untrue statement of a material fact
or omit to state a material fact necessary to
make the statements made, in light of the
circumstances under which such statements
were made, not misleading with respect to the
period covered by this report;
3.	Based on my knowledge, the financial
statements, and other financial information
included in this report, fairly present in all
material respects the financial condition, results
of operations, changes in net assets, and cash
flows (if the financial statements are required to
include a statement of cash flows) of the
registrant as of, and for, the periods presented in
this report;
4.	The registrant's other certifying officer and I are
responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a.	Designed such disclosure controls and
procedures, or caused such disclosure
controls and procedures to be designed
under our supervision, to ensure that
material information relating to the
registrant, including its consolidated
subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over
financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the
registrant's disclosure controls and
procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d.	Disclosed in this report any change in the
registrants internal control over financial
reporting that occurred during the period
covered by this report that has materially
affected, or is reasonably likely to materially
affect, the registrants internal control over
financial reporting; and
5.	The registrants other certifying officer and I
have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies in the design or
operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b.	Any fraud, whether or not material, that
involves management or other employees
who have a significant role in the
registrant's internal control over financial reporting.


Date:  June 3, 2019
/s/ Lisa M. Jones
Lisa M. Jones
Trustee, President and Chief Executive Officer








CERTIFICATION PRUSUANT TO RULE 30a-
2(a) UNDER THE 1940 ACT AND SECTION
302 OF THE SARBANES-OXLEY ACT OF
2002

I, Mark E. Bradley, certify that:

1.	I have reviewed this report on Form N-CSR of
Pioneer High Income Trust;
2.	Based on my knowledge, this report does not
contain any untrue statement of a material fact
or omit to state a material fact necessary to
make the statements made, in light of the
circumstances under which such statements
were made, not misleading with respect to the
period covered by this report;
3.	Based on my knowledge, the financial
statements, and other financial information
included in this report, fairly present in all
material respects the financial condition, results
of operations, changes in net assets, and cash
flows (if the financial statements are required to
include a statement of cash flows) of the
registrant as of, and for, the periods presented in
this report;
4.	The registrant's other certifying officer and I are
responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a.	Designed such disclosure controls and
procedures, or caused such disclosure
controls and procedures to be designed
under our supervision, to ensure that
material information relating to the
registrant, including its consolidated
subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over
financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the
registrant's disclosure controls and
procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d.	Disclosed in this report any change in the
registrants internal control over financial
reporting that occurred during the period
covered by this report that has materially
affected, or is reasonably likely to materially
affect, the registrants internal control over
financial reporting; and
5.	The registrants other certifying officer and I
have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies in the design or
operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b.	Any fraud, whether or not material, that
involves management or other employees
who have a significant role in the
registrant's internal control over financial reporting.

Date: June 3, 2019
/s/ Mark E. Bradley
Mark E. Bradley
Treasurer and Chief Financial and Accounting
Officer